UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2024

COMERICA INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-10706	38-1998421
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(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Comerica Bank Tower
1717 Main Street, MC 6404
Dallas, Texas 75201
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(Address of principal executive offices) (zip code)

(833) 571-0486
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(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5 par value	CMA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Comerica Incorporated (“Comerica”) held its 2024 Annual Meeting of Shareholders (the “2024 Meeting”) on April 23, 2024.  At the 2024 Meeting, Comerica's shareholders:

•elected twelve members of the Board of Directors of Comerica (the “Board”) (“Proposal 1”);
•ratified the appointment of Ernst & Young LLP as independent registered public accounting firm for the 2024 fiscal year (“Proposal 2”);
•approved a non-binding, advisory proposal approving executive compensation (“Proposal 3”); and
•approved the Comerica Incorporated Amended and Restated 2018 Long-Term Incentive Plan, as Further Amended and Restated (the “Amended LTIP”) (“Proposal 4”).

The number of votes cast for, against or withheld (if applicable), as well as the number of abstentions and broker non-votes, with respect to each matter is set forth below.

Proposal 1

Director Nominees	For	Against	Abstained	Broker Non-Vote
Arthur G. Angulo	99,395,448	257,204	111,638	14,825,417
Nancy Avila	99,391,660	263,076	109,553	14,825,417
Roger A. Cregg	96,473,972	3,175,025	115,293	14,825,417
Curtis C. Farmer	96,895,066	2,679,384	189,839	14,825,417
M. Alan Gardner	99,004,848	555,067	204,374	14,825,417
Derek J. Kerr	99,361,062	295,210	108,017	14,825,417
Richard G. Lindner	95,983,464	3,591,135	189,690	14,825,417
Jennifer H. Sampson	99,366,041	291,175	107,074	14,825,417
Barbara R. Smith	98,422,298	1,146,150	195,842	14,825,417
Robert S. Taubman	98,684,995	979,505	99,789	14,825,417
Nina G. Vaca	96,317,153	3,260,256	186,881	14,825,417
Michael G. Van de Ven	98,028,132	1,546,672	189,485	14,825,417

Proposal 2

For	Against	Abstained	Broker Non-Vote
112,146,993	2,306,603	136,110	0

Proposal 3

For	Against	Abstained	Broker Non-Vote
93,674,850	5,690,387	399,052	14,825,417

Proposal 4

For	Against	Abstained	Broker Non-Vote
97,146,945	2,374,766	242,578	14,825,417

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

As previously reported, Reginald M. Turner, Jr.'s, Michael E. Collins' and Jacqueline P. Kane's respective terms as directors ended as of the 2024 Meeting and they did not stand for re-election to the Board. On that date, the Board reduced its size to twelve directors.
At the 2024 Meeting, Comerica's shareholders approved the Amended LTIP as described in Comerica's 2024 Proxy Statement filed on March 11, 2024 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMERICA INCORPORATED

By:    /s/ Von E. Hays
Name:    Von E. Hays
Title:    Executive Vice President and Chief Legal Officer

Date: April 26, 2024